UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2016

CTD HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Florida	000-25466	59-3029743
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

14120 N.W. 126th Terrace, Alachua, Florida	32615
(Address of Principal Executive Offices)	(zip code)

386-418-8060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities.

On June 6, 2016, CTD Holdings, Inc. (the “Company”) completed a private placement of its securities to a group of accredited investors (the “Private Placement”) that included several directors of the Company and members of management. Investors in the Private Placement purchased eight million “Units” at a price per unit of $0.25, resulting in gross proceeds to the Company of $2,000,000. Each Unit consisted of one share of common stock, par value $0.0001 per share (“Common Stock”), and one seven-year warrant (“Warrant”) to purchase one share of Common Stock at an exercise price of $0.25 per share.

The sale of the Common Stock and Warrants in the Private Placement was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.

Scarsdale Equities, LLC (“Scarsdale”) acted as financial advisor to the Company in connection with the Private Placement. Under the terms of its engagement, the Company will pay a fee to Scarsdale in an amount equal to 6% of the proceeds of the Private Placement. In addition, Scarsdale will be entitled to receive seven-year warrants to purchase 480,000 Units at an exercise price of $0.25 per share.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 6, 2016, the Board of Directors of the Company appointed William S. Shanahan to serve as a director of the Company. Mr. Shanahan’s appointment followed his participation in the Private Placement, in which he purchased 400,000 Units for an aggregate purchase price of $100,000. Other than as set forth above, there are no arrangements or understandings with Mr. Shanahan pursuant to which he was appointed as a director, or any related party transactions between the Company and Mr. Shanahan that are subject to disclosure under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On June 7, 2016, the Company issued a press release announcing the Private Placement and the appointment to the Board of Directors of William S. Shanahan. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 4.1	Form of Warrant issued in the Private Placement

Exhibit 99.1	Press Release dated June 7, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTD Holdings, Inc.

Date: June 8, 2016

By:	/s/ Jeffrey L. Tate
Jeffrey L. Tate
Chief Operating Officer

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EXHIBIT INDEX

No.	Description

Exhibit 4.1	Form of Warrant issued in the Private Placement

Exhibit 99.1	Press Release dated June 7, 2016

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